UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2004

                            Bay National Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                     333-87781               52-2176710
 (State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


                              2328 West Joppa Road
                           Lutherville, Maryland 21093
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated April 27, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

      On April 27, 2004, the Registrant announced its earnings for the three months ended March 31, 2004. For further information, reference is made to the Registrant's press release, dated April 27, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 27, 2004, the Registrant announced its earnings for the three months ended March 31, 2004. For further information, reference is made to the Registrant's press release, dated April 27, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BAY NATIONAL CORPORATION

Date:  April 27, 2004                                By:  /s/ Hugh W. Mohler
                                                     Hugh W. Mohler, President



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